Exhibit 32.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Kin (Stephen) Sze, Chief Executive Officer of Ocean Capital Acquisition Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(i)	The Annual Report on Form 10-K of Ocean Capital Acquisition Corporation for the period ended June 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Dated: September 28, 2026

/s/ Kin (Stephen) Sze
Kin (Stephen) Sze
Chief Executive Officer
(Principal Financial Officer)